Exhibit 99.1

Hycroft Appoints Michael Deal as Chief Operating Officer

WINNEMUCCA, NV, July 15, 2026 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”), a U.S.-based gold and silver development company that owns the Hycroft Mine, today announced the appointment of Michael Deal as Senior Vice President and Chief Operating Officer, effective August 24, 2026.

Mr. Deal brings more than 20 years of operating and technical leadership experience across complex, multi-asset gold and silver operations in North America, with a proven track record of building, scaling, and optimizing operations through disciplined capital allocation, technical rigor, and operational excellence.

Most recently, Mr. Deal served as Vice President, Operations at First Majestic Silver, where he provided enterprise leadership across a portfolio of operating mines and development assets and served as Executive Lead for the integration of a $1 billion acquisition. He also directed annual capital programs exceeding $300 million while improving production, safety performance, and operating discipline.

Mr. Deal previously held senior operating and technical leadership roles with Nevada Gold Mines, OceanaGold, Romarco Minerals, and Newmont Corporation, spanning open-pit and underground mining, heap leaching, milling, flotation, roasting, autoclave processing, and refractory ore treatment.

During his time with Nevada Gold Mines, Mr. Deal managed processing operations at the Carlin Complex, including the Goldstrike roaster and autoclave facilities, as well as Gold Quarry’s roaster, concentrator, and heap leach operations. He led initiatives focused on refractory processing performance, recovery optimization, cost reduction, and extending the life of critical processing infrastructure across one of the world’s largest gold-producing operations.

Mr. Deal also played a key leadership role in the construction, commissioning, and ramp-up of the Haile Gold Mine in South Carolina, successfully transitioning the operation from development into production. Throughout his career, he has consistently delivered improvements in safety, production, recovery, and operating performance while building high-performing teams and systems.

Diane Garrett, Executive Chairman and CEO, said, “Michael’s deep technical and operating experience is directly relevant to our strategy of advancing Hycroft to the next phase of operations. Michael will be instrumental in reviewing our many options for developing the mine with a primary focus on the two high-grade silver systems – Brimstone and Vortex. His extensive background building and managing sulfide processing operations — including roasters and autoclaves in Nevada — and in building the systems, teams and discipline needed to run them safely and profitably at scale is exactly the caliber of operating leadership we need as we advance and prepare the Hycroft Mine for future development.”

Mr. Deal added, “Hycroft represents a rare opportunity to help advance one of North America’s largest gold and silver assets. The combination of a large-scale resource base, Nevada jurisdiction, and significant metallurgical and exploration upside creates tremendous potential. I have spent my career building the operating systems, technical discipline, and high-performing teams required to safely advance complex assets. I look forward to working with the Hycroft team to systematically advance the project and build the foundation for long-term value creation.”

Mr. Deal serves on the SME Foundation Board of Directors and has previously served on the Nevada Mining Association Board of Directors and the Nevada Mineral Processing Division Board. He is a Registered Member and Qualified Person (QP) with the Society for Mining, Metallurgy & Exploration (SME). Mr. Deal holds a Bachelor of Science degree in Chemical Engineering with a minor in Economics from the Colorado School of Mines and an MBA from Arizona State University.

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About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, among the world’s largest precious metals deposits, located in northern Nevada, a Tier-1 mining jurisdiction. With a long history of heap leach operations, Hycroft is advancing to the next phase of operations for processing sulfide mineralization. In addition, Hycroft is engaged in a robust exploration drill program (2025-2026 exploration drill program) to expand and advance the two new high-grade silver systems Brimstone and Vortex. These discoveries represent a significant value driver for the Hycroft Mine.

For further information, please contact:

E: info@hycroftmining.com

Investor Relations Phone: 775-245-0564

www.hycroftmining.com

Media: Tavistock, Jos Simson / Emily Moss

E: hycroft@tavistock.co.uk

Phone: +44 207 920 3150

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release and in public statements by our officers or representatives that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, competitive strengths, the advancement and development of the Hycroft Mine, the results and implications of metallurgical analysis and test work, and the expansion and growth of our business.

Forward-looking statements are often identified by future or conditional words such as “estimate,” “plan,” “anticipate,” “expect,” “intend,” “believe,” “target,” “budget,” “may,” “can,” “will,” “would,” “could,” “should,” “seeks,” “scheduled to” and similar words or expressions but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. The risks include, but are not limited to: (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to the lack of a completed feasibility study; risks related to metallurgical test work and process development; and risks related to our ability to re-establish commercially feasible mining and processing operations; and (ii) industry-related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy or reagents.

Any exploration target described in this press release does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve. Ranges of potential tonnage and grade (or quality) of an exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource.

These and other risks may cause actual results to differ materially from those expressed or implied by the forward-looking statements, and the occurrence of one or more of these events or circumstances, alone or in combination with others, may have a material adverse effect on our business, cash flows, financial condition and results of operations. Please see the “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports filed with the SEC, for more information about these and other risks.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements are based on assumptions that we believe are reasonable when made, forward-looking statements are not guarantees of future performance and actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release.

Any forward-looking statements made in this press release speak only as of the date of this press release. We undertake no obligation to update these forward-looking statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments, except as required by law.

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